UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2016

Semiannual Report
to Shareholders

Deutsche Global Income Builder Fund

Contents

3 Letter to Shareholders

5 Performance Summary

9 Portfolio Management Team

10 Portfolio Summary

13 Investment Portfolio

47 Statement of Assets and Liabilities

49 Statement of Operations

51 Statement of Changes in Net Assets

52 Financial Highlights

57 Notes to Financial Statements

77 Information About Your Fund's Expenses

79 Advisory Agreement Board Considerations and Fee Evaluation

84 Account Management Resources

86 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	–0.84%	–5.15%	3.46%	3.17%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–6.54%	–10.60%	2.24%	2.56%
S&P® Target Risk Moderate Index†	1.54%	–0.60%	4.50%	4.16%
Blended Index††	2.91%	0.82%	5.03%	4.84%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.90%	3.84%	3.18%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–9.42%	2.61%	2.57%
S&P® Target Risk Moderate Index†		–0.59%	4.79%	4.18%
Blended Index††		1.20%	5.49%	4.93%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	–1.34%	–6.01%	2.62%	2.33%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–2.32%	–6.01%	2.62%	2.33%
S&P® Target Risk Moderate Index†	1.54%	–0.60%	4.50%	4.16%
Blended Index††	2.91%	0.82%	5.03%	4.84%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–4.66%	3.00%	2.34%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–4.66%	3.00%	2.34%
S&P® Target Risk Moderate Index†		–0.59%	4.79%	4.18%
Blended Index††		1.20%	5.49%	4.93%
Class R6		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 4/30/16
No Sales Charges		–0.79%	–5.00%	–3.67%
S&P® Target Risk Moderate Index†		1.54%	–0.60%	1.00%
Blended Index††		2.91%	0.82%	1.08%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges			–3.84%	–4.34%
S&P® Target Risk Moderate Index†			–0.59%	0.58%
Blended Index††			1.20%	0.30%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	–0.85%	–5.05%	3.65%	3.38%
S&P® Target Risk Moderate Index†	1.54%	–0.60%	4.50%	4.16%
Blended Index††	2.91%	0.82%	5.03%	4.84%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–3.70%	4.05%	3.39%
S&P® Target Risk Moderate Index†		–0.59%	4.79%	4.18%
Blended Index††		1.20%	5.49%	4.93%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	–0.71%	–4.91%	3.68%	3.46%
S&P® Target Risk Moderate Index†	1.54%	–0.60%	4.50%	4.16%
Blended Index††	2.91%	0.82%	5.03%	4.84%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–3.65%	4.09%	3.46%
S&P® Target Risk Moderate Index†		–0.59%	4.79%	4.18%
Blended Index††		1.20%	5.49%	4.93%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2016 are 0.91%, 1.70%, 0.83%, 0.71% and 0.68% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Income Builder Fund — Class A ■ S&P Target Risk Moderate Index† ■ Blended Index††

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through April 30, 2015 (through March 31, 2016 for the most recent calendar quarter end), which is based on the performance period of the life of Class R6.

† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

†† The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
4/30/16	$ 8.69	$ 8.68	$ 8.67	$ 8.69	$ 8.68
10/31/15	$ 8.91	$ 8.90	$ 8.88	$ 8.91	$ 8.90
Distribution Information as of 4/30/16
Income Dividends, Six Months	$ .14	$ .11	$ .15	$ .15	$ .15

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Walter R. Holman, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 1996.

— Portfolio Manager for US Large Cap Equities: Baltimore.

— BS Mechanical Engineering, Villanova University; MBA, University of Maryland.

Fabian Degen, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2007.

— Portfolio manager for US and Global Value Equity: New York.

— US Large Cap Equities: New York.

— Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Portfolio Summary (Unaudited)

Five Largest Equity Holdings at April 30, 2016 (5.6% of Net Assets)
1. AT&T, Inc. Provider of communications services	1.3%
2. Arthur J. Gallagher & Co. Provides insurance brokerage to clients	1.2%
3. Toronto-Dominion Bank General banking business	1.1%
4. Verizon Communications, Inc. Integrated telecommunications company	1.0%
5. Grifols SA Develops and manufactures diagnostic systems and medical materials	1.0%

Five Largest Fixed-Income Long-Term Securities at April 30, 2016 (4.6% of Net Assets)
1. U.S. Treasury Note 1.0%, 8/31/2016	2.0%
2. Federal National Mortgage Association 3.5%, 3/1/2046	1.1%
3. Federal National Mortgage Association 3.0%, 11/15/2027	0.5%
4. United Mexican States 8.5%, 12/13/2018	0.5%
5. Tennessee Valley Authority 2.25%, 9/15/2065	0.5%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 84 for contact information.

Investment Portfolio as of April 30, 2016 (Unaudited)

	Shares	Value ($)

Common Stocks 63.0%
Consumer Discretionary 5.2%
Automobiles 0.6%
Mazda Motor Corp.	141,600	2,274,766
Toyota Motor Corp.	51,900	2,713,478
		4,988,244
Hotels, Restaurants & Leisure 0.5%
Dawn Holdings, Inc.* (a)	3	5,542
Galaxy Entertainment Group Ltd.	515,200	1,734,982
McDonald's Corp.	3,100	392,119
SJM Holdings Ltd.	2,176,300	1,459,358
		3,592,001
Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	5,700	3,759,663
Media 1.7%
Altice NV "B"*	57,100	878,173
Comcast Corp. "A"	108,000	6,562,080
Discovery Communications, Inc. "A"* (b)	40,100	1,095,131
Liberty Braves Group "C"*	7,500	111,900
Liberty Media Group "C"*	18,750	337,500
Liberty SiriusXM Group "C"*	75,000	2,401,500
Twenty-First Century Fox, Inc. "B"	73,600	2,216,832
Walt Disney Co.	5,200	536,952
		14,140,068
Multiline Retail 0.4%
Dollarama, Inc.	45,100	3,251,571
Specialty Retail 1.5%
Dixons Carphone PLC	632,900	3,944,286
Home Depot, Inc.	46,400	6,212,496
Kingfisher PLC	386,700	2,060,110
		12,216,892
Consumer Staples 8.5%
Beverages 1.3%
Coca-Cola Co.	180,900	8,104,320
PepsiCo, Inc.	28,104	2,893,588
		10,997,908
Food & Staples Retailing 0.6%
Costco Wholesale Corp.	32,600	4,829,038
Food Products 2.9%
General Mills, Inc.	104,400	6,403,896
Kellogg Co.	74,500	5,722,345
Kerry Group PLC "A"	45,800	4,083,761
McCormick & Co., Inc. (b)	63,000	5,908,140
Orkla ASA	193,800	1,693,169
		23,811,311
Household Products 2.7%
Church & Dwight Co., Inc. (b)	22,500	2,085,750
Clorox Co.	46,100	5,773,103
Kimberly-Clark Corp.	61,100	7,649,109
Procter & Gamble Co.	78,832	6,316,020
		21,823,982
Tobacco 1.0%
Altria Group, Inc.	7,900	495,409
Philip Morris International, Inc.	75,200	7,378,624
		7,874,033
Energy 4.3%
Energy Equipment & Services 0.7%
Technip SA (b)	89,000	5,226,006
WorleyParsons Ltd.	84,100	444,989
		5,670,995
Oil, Gas & Consumable Fuels 3.6%
Delek Group Ltd.	12,900	2,292,218
Exxon Mobil Corp.	64,300	5,684,120
Inpex Corp.	294,100	2,423,148
Lundin Petroleum AB* (b)	170,400	3,200,998
Repsol SA	303,400	3,988,509
Royal Dutch Shell PLC "B"	90,500	2,369,321
TOTAL SA	131,700	6,622,112
Woodside Petroleum Ltd.	113,700	2,434,694
		29,015,120
Financials 14.3%
Banks 5.1%
Banco Santander SA	470,100	2,383,442
Bank Leumi Le-Israel BM*	391,700	1,439,452
Bank of America Corp.	219,800	3,200,288
Bank of Ireland*	9,783,700	2,968,750
Canadian Imperial Bank of Commerce	23,300	1,881,902
Citigroup, Inc.	75,600	3,498,768
ING Groep NV (CVA)	392,400	4,821,475
JPMorgan Chase & Co.	94,400	5,966,080
Toronto-Dominion Bank	204,600	9,107,284
Wells Fargo & Co.	131,700	6,582,366
		41,849,807
Capital Markets 1.7%
CI Financial Corp.	260,900	5,776,522
Macquarie Group Ltd.	78,200	3,746,404
Schroders PLC	109,600	4,023,900
		13,546,826
Consumer Finance 0.4%
Discover Financial Services	58,500	3,291,795
Diversified Financial Services 1.5%
Berkshire Hathaway, Inc. "B"*	53,500	7,783,180
Onex Corp.	70,500	4,373,169
		12,156,349
Insurance 2.6%
Arthur J. Gallagher & Co.	220,800	10,165,632
Marsh & McLennan Companies, Inc.	72,500	4,578,375
RenaissanceRe Holdings Ltd.	61,200	6,787,692
		21,531,699
Real Estate Investment Trusts 2.4%
Federal Realty Investment Trust (REIT)	48,000	7,299,840
Public Storage (REIT)	25,600	6,267,136
Regency Centers Corp. (REIT)	37,600	2,771,120
Two Harbors Investment Corp. (REIT)	404,762	3,169,286
		19,507,382
Real Estate Management & Development 0.4%
Wharf Holdings Ltd.	569,500	3,070,639
Thrifts & Mortgage Finance 0.2%
New York Community Bancorp., Inc. (b)	126,400	1,899,792
Health Care 7.4%
Biotechnology 1.5%
CSL Ltd.	50,800	4,048,955
Grifols SA	385,400	8,394,049
		12,443,004
Health Care Equipment & Supplies 1.1%
Medtronic PLC	52,100	4,123,715
Smith & Nephew PLC	262,100	4,416,175
		8,539,890
Health Care Providers & Services 0.9%
DaVita HealthCare Partners, Inc.*	30,200	2,231,780
Henry Schein, Inc.*	30,100	5,077,870
		7,309,650
Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.	25,300	1,035,276
Pharmaceuticals 3.8%
Allergan PLC*	7,900	1,710,824
AstraZeneca PLC	55,900	3,203,599
GlaxoSmithKline PLC	221,834	4,724,233
Johnson & Johnson	69,600	7,800,768
Merck & Co., Inc.	85,200	4,672,368
Orion Oyj "B"	99,500	3,472,207
Pfizer, Inc.	132,300	4,327,533
Sanofi	17,208	1,423,209
		31,334,741
Industrials 7.6%
Aerospace & Defense 1.2%
General Dynamics Corp.	14,000	1,967,280
Honeywell International, Inc.	70,100	8,010,327
		9,977,607
Air Freight & Logistics 0.6%
United Parcel Service, Inc. "B"	49,700	5,221,979
Building Products 0.0%
Congoleum Corp.*	11,440	0
Commercial Services & Supplies 0.9%
Quad Graphics, Inc.	61	766
Republic Services, Inc. (b)	153,300	7,215,831
		7,216,597
Electrical Equipment 0.0%
Schneider Electric SE	4,300	280,193
Industrial Conglomerates 1.4%
CK Hutchison Holdings Ltd.	296,000	3,530,286
General Electric Co.	184,600	5,676,450
Koninklijke Philips NV	19,131	527,523
Toshiba Corp.* (b)	777,000	1,699,328
		11,433,587
Machinery 1.1%
Atlas Copco AB "B"	118,500	2,849,264
Kawasaki Heavy Industries Ltd.	766,000	2,238,088
Metso Oyj (b)	144,300	3,471,790
		8,559,142
Marine 0.2%
A P Moller-Maersk AS "A"	1,000	1,365,489
Road & Rail 0.3%
Canadian National Railway Co.	5,600	344,828
MTR Corp., Ltd.	404,900	2,002,909
		2,347,737
Trading Companies & Distributors 1.9%
Marubeni Corp.	804,600	4,383,353
Mitsubishi Corp.	203,600	3,521,386
Mitsui & Co., Ltd.	270,600	3,376,582
Sumitomo Corp.	352,500	3,826,932
		15,108,253
Information Technology 6.4%
Communications Equipment 0.2%
Cisco Systems, Inc.	24,292	667,787
Harris Corp.	12,300	984,123
		1,651,910
Internet Software & Services 1.5%
Alphabet, Inc. "A"*	9,200	6,512,496
Facebook, Inc. "A"*	40,900	4,809,022
Zillow Group, Inc. "C"* (b)	22,700	545,708
		11,867,226
IT Services 1.1%
Computer Sciences Corp.	25,100	831,563
Paychex, Inc.	116,300	6,061,556
Visa, Inc. "A" (b)	29,500	2,278,580
		9,171,699
Semiconductors & Semiconductor Equipment 0.7%
ASM Pacific Technology Ltd.	274,500	1,972,213
ASML Holding NV	1,600	154,593
Rohm Co., Ltd.	40,300	1,762,704
STMicroelectronics NV	358,100	2,200,119
		6,089,629
Software 1.6%
Constellation Software, Inc.	8,800	3,439,063
Microsoft Corp.	110,600	5,515,622
The Sage Group PLC	444,800	3,850,734
		12,805,419
Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	84,300	7,902,282
Brother Industries Ltd.	212,600	2,513,543
		10,415,825
Materials 4.7%
Chemicals 3.3%
GEO Specialty Chemicals, Inc.*	57,540	21,905
Israel Chemicals Ltd.	549,500	2,713,539
Koninklijke DSM NV	107,600	6,621,551
Shin-Etsu Chemical Co., Ltd.	14,800	851,576
Solvay SA	45,400	4,600,935
The Israel Corp., Ltd.	15,100	3,083,059
Umicore SA	127,300	6,355,318
Yara International ASA	67,600	2,712,416
		26,960,299
Construction Materials 0.8%
CRH PLC	210,500	6,115,010
Metals & Mining 0.6%
JFE Holdings, Inc.	15,700	222,915
Kobe Steel Ltd.	2,041,000	2,038,456
Sumitomo Metal Mining Co., Ltd.	254,000	2,902,711
		5,164,082
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	268,100	10,407,642
Telecom Italia SpA (RSP)	734,000	575,391
Verizon Communications, Inc.	166,717	8,492,564
		19,475,597
Wireless Telecommunication Services 0.1%
SoftBank Group Corp.	15,000	835,775
Utilities 2.1%
Electric Utilities 1.7%
Alliant Energy Corp. (b)	103,100	7,270,612
Pinnacle West Capital Corp.	9,800	711,970
Southern Co.	121,501	6,087,200
		14,069,782
Multi-Utilities 0.3%
DTE Energy Co.	32,200	2,870,952
Water Utilities 0.1%
American Water Works Co., Inc.	6,100	443,836
Total Common Stocks (Cost $502,503,615)		512,935,301

Preferred Stocks 0.4%
Consumer Discretionary
Bayerische Motoren Werke (BMW) AG	25,900	2,065,864
Volkswagen AG	7,800	1,138,222
Total Preferred Stocks (Cost $3,215,593)		3,204,086

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $90,209)	506	1,815

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 15.4%
Consumer Discretionary 3.2%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		90,000	92,250
21st Century Fox America, Inc.:
3.7%, 10/15/2025 (b)		110,000	117,791
4.95%, 10/15/2045 (b)		80,000	88,726
Ally Financial, Inc., 4.125%, 3/30/2020 (b)		205,000	208,844
AmeriGas Finance LLC, 7.0%, 5/20/2022		640,000	676,000
APX Group, Inc., 6.375%, 12/1/2019		125,000	125,000
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		105,000	108,413
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		215,000	184,362
Avis Budget Car Rental LLC, 144A, 5.25%, 3/15/2025 (b)		395,000	362,412
BMW U.S. Capital LLC, 144A, 2.0%, 4/11/2021		130,000	130,612
Boyd Gaming Corp., 6.875%, 5/15/2023		105,000	108,938
CCO Holdings LLC:
144A, 5.875%, 5/1/2027		535,000	548,375
7.375%, 6/1/2020		3,610,000	3,743,570
CCO Safari II LLC:
144A, 3.579%, 7/23/2020		190,000	197,232
144A, 4.908%, 7/23/2025		130,000	140,146
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		1,390,000	1,310,075
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		121,323	124,659
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.5%, 11/15/2022 (b)		595,000	597,975
Series B, 7.625%, 3/15/2020		1,190,000	1,102,987
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		185,000	168,350
CVS Health Corp., 5.125%, 7/20/2045		230,000	268,789
Dana Holding Corp., 5.5%, 12/15/2024 (b)		170,000	165,325
Discovery Communications LLC, 4.875%, 4/1/2043		120,000	107,632
DISH DBS Corp.:
4.25%, 4/1/2018		290,000	295,800
5.0%, 3/15/2023		845,000	773,175
7.875%, 9/1/2019		1,120,000	1,234,800
Dollar Tree, Inc., 144A, 5.75%, 3/1/2023		247,500	264,280
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		380,000	388,360
General Motors Co., 6.6%, 4/1/2036		110,000	128,714
General Motors Financial Co., Inc.:
3.2%, 7/13/2020		420,000	425,949
5.25%, 3/1/2026		205,000	224,888
Global Partners LP, 7.0%, 6/15/2023		260,000	218,561
Group 1 Automotive, Inc.:
5.0%, 6/1/2022 (b)		500,000	495,000
144A, 5.25%, 12/15/2023 (b)		160,000	159,200
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		270,000	282,825
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		50,000	51,780
Mediacom Broadband LLC, 6.375%, 4/1/2023		145,000	150,438
MGM Resorts International:
6.625%, 12/15/2021		1,095,000	1,166,175
6.75%, 10/1/2020		380,000	405,650
Newell Brands, Inc.:
4.2%, 4/1/2026		100,000	105,649
5.5%, 4/1/2046		70,000	77,879
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		105,000	107,100
Numericable-SFR, 144A, 6.0%, 5/15/2022		700,000	700,910
Quebecor Media, Inc., 5.75%, 1/15/2023		130,000	134,550
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		145,000	152,613
Springs Industries, Inc., 6.25%, 6/1/2021		210,000	213,675
Starz LLC, 5.0%, 9/15/2019		110,000	112,063
The Gap, Inc., 5.95%, 4/12/2021 (b)		680,000	725,186
Time Warner Cable, Inc., 7.3%, 7/1/2038		190,000	233,573
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		2,855,000	2,958,494
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,045,000	1,063,287
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		639,000	672,547
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		135,000	142,763
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		265,000	212,000
144A, 8.5%, 10/15/2022		195,000	183,300
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		375,000	376,080
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044 (b)		200,000	204,959
			25,720,686
Consumer Staples 0.7%
Altria Group, Inc., 9.95%, 11/10/2038		390,000	704,683
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		310,000	351,558
Aramark Services, Inc., 5.125%, 1/15/2024 (b)		90,000	95,175
Cott Beverages, Inc.:
5.375%, 7/1/2022		575,000	590,812
6.75%, 1/1/2020		250,000	261,875
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		230,000	238,912
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020 (b)		1,840,000	1,918,200
Kellogg Co., 3.25%, 4/1/2026 (b)		145,000	148,716
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,000,000	1,048,750
PepsiCo, Inc.:
2.85%, 2/24/2026		65,000	66,945
4.45%, 4/14/2046		100,000	111,612
Reynolds American, Inc., 5.85%, 8/15/2045		130,000	159,572
Spectrum Brands, Inc., 5.75%, 7/15/2025 (b)		135,000	143,188
The WhiteWave Foods Co., 5.375%, 10/1/2022		155,000	165,760
			6,005,758
Energy 1.1%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021		70,000	73,016
5.55%, 3/15/2026 (b)		150,000	160,781
6.6%, 3/15/2046		76,000	86,020
Antero Resources Corp.:
5.125%, 12/1/2022		440,000	422,400
5.375%, 11/1/2021		190,000	183,825
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	57,525
BP Capital Markets PLC, 3.119%, 5/4/2026 (d)		100,000	100,684
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		180,000	172,800
Concho Resources, Inc., 5.5%, 4/1/2023 (b)		395,000	397,962
ConocoPhillips Co.:
4.2%, 3/15/2021		85,000	90,842
4.95%, 3/15/2026 (b)		125,000	138,172
5.95%, 3/15/2046		50,000	60,553
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		250,000	257,188
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039		120,000	92,891
Ensco PLC:
4.7%, 3/15/2021		180,000	150,750
5.75%, 10/1/2044		60,000	40,050
Exxon Mobil Corp., 4.114%, 3/1/2046		140,000	149,151
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		370,000	348,725
Kinder Morgan Energy Partners LP, 6.375%, 3/1/2041		50,000	48,309
Korea National Oil Corp., 144A, 2.125%, 4/14/2021		320,000	318,849
Laredo Petroleum, Inc., 6.25%, 3/15/2023 (b)		210,000	195,825
Memorial Resource Development Corp., 5.875%, 7/1/2022		175,000	159,250
Newfield Exploration Co., 5.375%, 1/1/2026 (b)		105,000	103,950
Noble Holding International Ltd., 5.0%, 3/16/2018		60,000	58,800
Oasis Petroleum, Inc., 6.875%, 3/15/2022 (b)		150,000	133,875
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		200,000	90,000
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		520,000	546,603
Range Resources Corp., 4.875%, 5/15/2025 (b)		140,000	129,675
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		1,000,000	1,020,862
Rice Energy, Inc., 7.25%, 5/1/2023 (b)		50,000	50,500
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		500,000	513,750
Rowan Companies, Inc., 5.85%, 1/15/2044		100,000	68,250
RSP Permian, Inc., 6.625%, 10/1/2022		260,000	268,450
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		685,000	680,719
5.625%, 3/1/2025 (b)		260,000	253,500
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		180,000	160,662
Whiting Petroleum Corp., 6.25%, 4/1/2023 (b)		985,000	820,012
Williams Partners LP:
4.0%, 11/15/2021		370,000	342,532
6.125%, 7/15/2022		40,000	39,788
WPX Energy, Inc., 8.25%, 8/1/2023		210,000	197,400
			9,184,896
Financials 3.7%
Abbey National Treasury Services PLC, 2.5%, 3/14/2019		270,000	274,228
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		545,000	565,437
AerCap Ireland Capital Ltd., 3.75%, 5/15/2019		70,000	70,963
AIA Group Ltd., 144A, 4.5%, 3/16/2046		200,000	203,512
Air Lease Corp., 3.375%, 6/1/2021		370,000	370,925
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		160,000	162,000
American International Group, Inc., 3.3%, 3/1/2021		175,000	180,413
American Tower Corp., (REIT), 3.3%, 2/15/2021		70,000	72,160
ANZ New Zealand International Ltd., 144A, 2.75%, 2/3/2021		230,000	233,052
Apollo Investment Corp., 5.25%, 3/3/2025		250,000	248,996
Ares Capital Corp., 3.875%, 1/15/2020		420,000	429,476
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,021,250
Banque Federative du Credit Mutuel SA, 144A, 2.5%, 4/13/2021		255,000	256,627
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		990,000	1,048,099
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022		500,000	509,450
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		230,000	237,228
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		110,000	112,974
BNP Paribas SA, 144A, 7.625%, 12/29/2049		205,000	209,612
BPCE SA, 2.65%, 2/3/2021		305,000	310,988
Capital One NA, 2.95%, 7/23/2021		1,090,000	1,105,862
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		210,000	192,469
(REIT), 5.25%, 12/1/2023		310,000	298,382
CIT Group, Inc., 5.0%, 5/15/2017		110,000	112,269
Citigroup, Inc., 1.157%**, 5/1/2017		610,000	608,914
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	530,000
Credit Agricole SA, 144A, 2.375%, 7/1/2021		250,000	250,287
Credit Suisse Group Funding Guernsey Ltd., 144A, 4.55%, 4/17/2026		250,000	255,242
Crown Castle International Corp.:
(REIT), 3.4%, 2/15/2021		150,000	155,369
(REIT), 3.7%, 6/15/2026 (d)		70,000	71,076
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,000,000	1,479,094
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		690,000	721,050
(REIT), 5.875%, 1/15/2026		120,000	126,974
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		220,000	219,898
FS Investment Corp., 4.75%, 5/15/2022		310,000	306,345
GE Capital International Funding Co., 144A, 4.418%, 11/15/2035		860,000	944,351
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		230,000	234,782
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		360,000	380,769
HSBC Holdings PLC, 6.375%, 12/29/2049 (b)		860,000	830,674
International Lease Finance Corp.:
6.25%, 5/15/2019		350,000	379,750
8.75%, 3/15/2017		1,150,000	1,210,950
Intesa Sanpaolo SpA, 2.375%, 1/13/2017		860,000	863,879
Jefferies Group LLC, 5.125%, 4/13/2018		330,000	343,012
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		150,000	147,257
Legg Mason, Inc., 5.625%, 1/15/2044		210,000	209,154
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		105,000	111,694
Lloyds Banking Group PLC, 4.65%, 3/24/2026		390,000	396,084
Loews Corp., 4.125%, 5/15/2043		180,000	173,989
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		820,000	907,995
Manulife Financial Corp.:
4.9%, 9/17/2020		160,000	174,698
5.375%, 3/4/2046		210,000	224,309
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		55,000	50,333
Mitsubishi UFJ Financial Group, Inc, 3.85%, 3/1/2026		520,000	546,389
Morgan Stanley:
2.5%, 4/21/2021		160,000	160,302
Series F, 5.625%, 9/23/2019		990,000	1,101,900
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	475,000
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		190,000	198,772
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		260,000	265,774
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		810,000	814,769
Realty Income Corp., (REIT), 2.0%, 1/31/2018		240,000	241,348
Santander Holdings U.S.A., Inc., 4.5%, 7/17/2025		660,000	681,041
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025		330,000	331,355
Select Income REIT, (REIT), 4.15%, 2/1/2022		260,000	259,205
Skandinaviska Enskilda Banken AB, 2.625%, 3/15/2021		250,000	255,714
Societe Generale SA, 144A, 2.625%, 9/16/2020		860,000	878,411
Standard Chartered PLC, 144A, 3.05%, 1/15/2021		410,000	414,460
Sumitomo Mitsui Financial Group, Inc., 3.784%, 3/9/2026		275,000	287,397
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019 (d)		120,000	120,708
Svenska Handelsbanken AB, 2.45%, 3/30/2021		250,000	254,397
Swedbank AB, 144A, 2.65%, 3/10/2021		200,000	204,007
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		140,000	138,970
The Goldman Sachs Group, Inc., 1.26%**, 6/4/2017		420,000	419,822
Trinity Acquisition PLC, 3.5%, 9/15/2021		80,000	81,632
Turkiye Garanti Bankasi AS, 144A, 4.75%, 10/17/2019		860,000	882,979
Wells Fargo & Co., 3.0%, 4/22/2026		175,000	174,564
			29,723,217
Health Care 1.7%
AbbVie, Inc.:
3.6%, 5/14/2025		200,000	209,564
4.7%, 5/14/2045		250,000	265,518
Actavis Funding SCS, 4.75%, 3/15/2045		140,000	141,614
Actavis, Inc., 3.25%, 10/1/2022		310,000	313,820
Alere, Inc., 144A, 6.375%, 7/1/2023		135,000	137,700
Anthem, Inc., 3.3%, 1/15/2023		130,000	132,568
Celgene Corp., 3.875%, 8/15/2025		380,000	400,339
CHS/Community Health Systems, Inc.:
5.125%, 8/15/2018		1,080,000	1,093,500
6.875%, 2/1/2022(b)		2,000,000	1,810,000
Endo Finance LLC, 144A, 5.875%, 1/15/2023		290,000	277,675
Endo Ltd.:
144A, 6.0%, 7/15/2023		230,000	225,688
144A, 6.0%, 2/1/2025		160,000	152,800
Forest Laboratories LLC, 144A, 4.875%, 2/15/2021		350,000	382,649
HCA, Inc.:
5.875%, 2/15/2026		285,000	295,687
6.5%, 2/15/2020		2,020,000	2,237,150
IMS Health, Inc., 144A, 6.0%, 11/1/2020		160,000	164,000
Johnson & Johnson, 3.7%, 3/1/2046		130,000	138,071
LifePoint Health, Inc., 5.875%, 12/1/2023		135,000	141,413
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		370,000	301,702
Stryker Corp.:
3.375%, 11/1/2025		170,000	176,899
3.5%, 3/15/2026		35,000	36,700
4.625%, 3/15/2046		90,000	99,241
Tenet Healthcare Corp.:
144A, 4.134%**, 6/15/2020		200,000	200,250
6.25%, 11/1/2018		460,000	492,200
6.75%, 6/15/2023 (b)		420,000	414,750
UnitedHealth Group, Inc., 3.75%, 7/15/2025		160,000	173,499
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		385,000	340,966
144A, 5.875%, 5/15/2023		355,000	297,312
144A, 6.125%, 4/15/2025		1,050,000	877,149
144A, 6.375%, 10/15/2020		365,000	330,781
144A, 7.5%, 7/15/2021		1,515,000	1,386,225
			13,647,430
Industrials 1.1%
ADT Corp.:
3.5%, 7/15/2022 (b)		220,000	201,850
6.25%, 10/15/2021 (b)		225,000	232,767
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		330,000	348,150
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		1,480,000	1,287,600
FedEx Corp., 4.55%, 4/1/2046		115,000	122,477
Masonite International Corp., 144A, 5.625%, 3/15/2023		145,000	151,525
Meritor, Inc., 6.75%, 6/15/2021		305,000	288,225
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		2,000,000	2,101,820
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		140,000	136,779
Nortek, Inc., 8.5%, 4/15/2021 (b)		585,000	608,400
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		175,000	178,937
Ply Gem Industries, Inc., 6.5%, 2/1/2022		179,000	174,973
SBA Communications Corp., 5.625%, 10/1/2019		130,000	134,875
United Rentals North America, Inc., 7.625%, 4/15/2022		2,260,000	2,412,550
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		185,000	171,125
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022 (b)		175,000	170,415
ZF North America Capital, Inc., 144A, 4.5%, 4/29/2022		440,000	450,441
			9,172,909
Information Technology 0.4%
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		795,000	836,737
Apple, Inc.:
3.25%, 2/23/2026		230,000	240,618
3.45%, 2/9/2045		120,000	109,345
Cardtronics, Inc., 5.125%, 8/1/2022		135,000	135,339
CDW LLC, 6.0%, 8/15/2022		325,000	347,955
eBay, Inc., 3.8%, 3/9/2022		179,000	187,171
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		290,000	303,411
First Data Corp., 144A, 6.75%, 11/1/2020		282,000	296,100
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020		200,000	207,455
144A, 4.9%, 10/15/2025 (b)		280,000	290,612
KLA-Tencor Corp., 4.65%, 11/1/2024 (b)		100,000	104,407
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		175,000	141,402
Seagate HDD Cayman, 5.75%, 12/1/2034		230,000	154,081
			3,354,633
Materials 1.5%
ArcelorMittal, 5.125%, 6/1/2020		45,000	44,325
Ball Corp., 5.25%, 7/1/2025		225,000	236,673
Berry Plastics Corp., 5.5%, 5/15/2022		695,000	717,153
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	139,925
Cemex SAB de CV: 144A, 6.5%, 12/10/2019		500,000	526,875
144A, 7.75%, 4/16/2026		250,000	266,250
Chemours Co., 144A, 6.625%, 5/15/2023		195,000	170,625
Constellium NV, 144A, 7.875%, 4/1/2021 (b)		250,000	257,500
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		410,000	341,325
144A, 7.0%, 2/15/2021		430,000	350,450
Glencore Funding LLC, 144A, 4.625%, 4/29/2024 (b)		80,000	72,200
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		500,000	467,500
Hexion, Inc., 6.625%, 4/15/2020		315,000	263,813
Kaiser Aluminum Corp., 8.25%, 6/1/2020		225,000	234,000
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		800,000	725,000
Novelis, Inc., 8.75%, 12/15/2020		1,225,000	1,264,812
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022 (b)		160,000	140,800
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020 (b)		3,880,000	4,025,500
Rio Tinto Finance U.S.A. Ltd., 3.75%, 6/15/2025		200,000	205,009
Tronox Finance LLC:
6.375%, 8/15/2020		45,000	38,278
144A, 7.5%, 3/15/2022		245,000	203,350
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		120,000	125,640
144A, 5.625%, 10/1/2024 (b)		60,000	63,450
Yamana Gold, Inc., 4.95%, 7/15/2024		1,040,000	956,582
			11,837,035
Telecommunication Services 1.8%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	8,000,000	449,413
AT&T, Inc.:
3.4%, 5/15/2025		720,000	731,907
3.8%, 3/15/2022		120,000	127,103
4.125%, 2/17/2026		195,000	209,233
4.35%, 6/15/2045		150,000	140,599
5.65%, 2/15/2047		150,000	168,982
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		750,000	812,653
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		395,000	390,063
Series Y, 7.5%, 4/1/2024		370,000	370,925
CyrusOne LP, 6.375%, 11/15/2022		225,000	237,515
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		760,000	618,450
144A, 8.25%, 9/30/2020		610,000	556,625
Frontier Communications Corp.:
6.875%, 1/15/2025 (b)		415,000	345,488
7.125%, 1/15/2023		940,000	831,900
8.5%, 4/15/2020		1,645,000	1,739,587
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		395,000	249,591
144A, 8.0%, 2/15/2024		357,000	369,495
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026 (b)		180,000	182,700
5.375%, 8/15/2022		830,000	848,675
5.375%, 5/1/2025		210,000	213,675
6.125%, 1/15/2021		525,000	549,937
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		1,200,000	1,149,000
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020 (b)		245,000	251,431
Sprint Corp., 7.125%, 6/15/2024		1,485,000	1,113,750
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025		316,000	331,800
6.625%, 11/15/2020 (b)		540,000	558,900
Verizon Communications, Inc.:
3.5%, 11/1/2024 (b)		260,000	271,038
4.672%, 3/15/2055		280,000	270,782
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		250,000	248,250
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		210,000	211,050
Zayo Group LLC, 6.375%, 5/15/2025		265,000	275,600
			14,826,117
Utilities 0.2%
Calpine Corp.:
5.375%, 1/15/2023 (b)		340,000	342,975
5.75%, 1/15/2025 (b)		110,000	111,100
Dynegy, Inc., 7.625%, 11/1/2024 (b)		485,000	474,087
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		175,000	147,000
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		870,000	848,250
			1,923,412
Total Corporate Bonds (Cost $126,985,138)			125,396,093

Asset-Backed 0.6%
Miscellaneous
ARES CLO Ltd., "D", Series 2012-3A, 144A, 5.27%**, 1/17/2024		2,000,000	1,946,022
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		1,192,251	1,167,112
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		1,498,601	1,488,812
Total Asset-Backed (Cost $4,613,307)			4,601,946

Mortgage-Backed Securities Pass-Throughs 1.1%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021		58,046	65,717
Federal National Mortgage Association:
3.5%, 3/1/2046		8,324,615	8,591,664
6.5%, with various maturities from 4/1/2017 until 6/1/2017		45,555	46,295
Government National Mortgage Association, 6.5%, 8/20/2034		86,627	103,185
Total Mortgage-Backed Securities Pass-Throughs (Cost $8,821,034)			8,806,861

Commercial Mortgage-Backed Securities 1.1%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.23%**, 12/15/2040		2,500,000	2,488,108
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,450,000	1,564,575
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.677%***, 12/25/2024		7,477,838	297,798
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		2,500,627	2,457,909
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,185,000	2,259,030
"A3", Series 2014-C19, 3.669%, 4/15/2047		200,000	211,031
Total Commercial Mortgage-Backed Securities (Cost $9,136,132)			9,278,451

Collateralized Mortgage Obligations 3.4%
Fannie Mae Connecticut Avenue Securities:
"1M1", Series 2016-C02, 2.585%**, 9/25/2028		1,877,969	1,895,642
"1M2", Series 2015-C01, 4.733%**, 2/25/2025		1,000,000	1,005,997
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		754,767	556,072
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		1,767,465	157,085
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		719,166	41,682
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,685,952	257,169
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		3,461,461	294,917
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		1,065,790	97,452
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		436,795	58,408
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		7,052,920	1,327,686
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		2,493,140	288,908
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		3,036,064	245,362
"SP", Series 4047, Interest Only, 6.217%***, 12/15/2037		2,019,305	248,324
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	817,659
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,850,035	315,134
"JZ", Series 2012-4, 4.0%, 9/25/2041		3,015,067	3,508,814
"KZ", Series 2010-134, 4.5%, 12/25/2040		785,275	842,684
"Z", Series 2011-149, 4.5%, 1/25/2042		1,175,143	1,307,799
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		487,384	93,867
"PI", Series 2006-20, Interest Only, 6.241%***, 11/25/2030		2,237,975	328,475
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 4.033%**, 4/25/2024		3,500,000	3,416,506
"M3", Series 2014-DN4, 4.983%**, 10/25/2024		1,930,000	1,988,456
Government National Mortgage Association:
"GC", Series 2010-101, 4.0%, 8/20/2040		1,500,000	1,672,313
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		2,169,529	239,689
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		1,331,975	128,527
"AI", Series 2010-25, Interest Only, 4.5%, 3/16/2023		300,637	4,488
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		388,285	41,292
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		2,553,271	333,720
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		211,893	30,703
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,770,403
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		1,000,378	39,793
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		285,952	39,740
"PZ", Series 2010-106, 4.75%, 8/20/2040		1,418,483	1,537,243
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,322,029	218,765
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		433,552	44,599
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,293,197	219,374
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		1,005,829	163,101
"AI", Series 2007-38, Interest Only, 6.024%***, 6/16/2037		290,538	46,584
"SC", Series 2002-33, Interest Only, 6.964%***, 5/16/2032		717,857	148,197
Total Collateralized Mortgage Obligations (Cost $26,680,028)			27,772,629

Government & Agency Obligations 6.7%
Other Government Related (e) 0.2%
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024		375,000	399,375
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		900,000	949,491
			1,348,866
Sovereign Bonds 2.6%
Dominican Republic, 144A, 6.875%, 1/29/2026		400,000	430,000
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	4,020,000,000	318,936
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	380,080
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.325%, 5/28/2025		800,000	813,600
Republic of Angola, 144A, 9.5%, 11/12/2025		450,000	439,335
Republic of Argentina, 144A, 6.25%, 4/22/2019		700,000	725,900
Republic of Armenia, 144A, 7.15%, 3/26/2025		700,000	695,625
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		500,000	466,250
Republic of El Salvador:
144A, 6.375%, 1/18/2027		425,000	374,000
144A, 7.65%, 6/15/2035		700,000	628,250
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	90,600,000	382,163
Republic of Namibia, 144A, 5.25%, 10/29/2025		250,000	245,715
Republic of Panama:
3.75%, 3/16/2025		1,220,000	1,256,600
3.875%, 3/17/2028		750,000	768,750
Republic of Paraguay, 144A, 6.1%, 8/11/2044		300,000	306,000
Republic of Philippines, 3.7%, 3/1/2041		400,000	426,854
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	225,790
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	6,700,000	468,483
Series R186, 10.5%, 12/21/2026	ZAR	40,000,000	3,099,011
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		1,000,000	997,505
144A, 6.85%, 11/3/2025		1,050,000	1,033,876
Republic of Uruguay, 5.1%, 6/18/2050		130,000	121,875
United Mexican States:
4.6%, 1/23/2046		2,100,000	2,075,850
Series M 10, 8.5%, 12/13/2018	MXN	70,000,000	4,454,593
			21,135,041
U.S. Government Sponsored Agencies 1.0%
Federal National Mortgage Association, 3.0%, 11/15/2027		4,500,000	4,500,171
Tennessee Valley Authority, 4.25%, 9/15/2065		3,969,000	4,130,447
			8,630,618
U.S. Treasury Obligations 2.9%
U.S. Treasury Bills:
0.345%****, 8/11/2016 (f)		1,381,000	1,380,058
0.42%****, 6/2/2016 (f)		156,000	155,980
U.S. Treasury Bonds:
3.125%, 8/15/2044		323,000	354,303
3.625%, 2/15/2044		462,000	555,718
5.375%, 2/15/2031		2,000,000	2,845,782
U.S. Treasury Notes:
1.0%, 8/31/2016 (g) (h)		16,279,000	16,312,812
1.0%, 9/30/2016		1,000,000	1,002,461
2.5%, 5/15/2024		1,054,000	1,117,734
			23,724,848
Total Government & Agency Obligations (Cost $55,575,435)			54,839,373

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, Cash, 7.5% PIK 10/30/2018 (Cost $646,520)		646,909	641,540

Loan Participations and Assignments 2.0%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		233,333	0
Altice U.S. Finance I Corp., Term Loan, 4.25%, 12/14/2022		3,608	3,613
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 11/30/2019		3,666	3,673
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		1,469,697	1,471,078
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020		1,909	1,911
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		2,342,952	2,358,474
Delos Finance SARL, Term Loan B, 3.5%, 3/6/2021		1,500,000	1,507,875
FCA U.S. LLC, Term Loan B, 3.25%, 12/31/2018		582,217	582,509
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		1,811,681	1,820,540
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		1,110,940	1,110,146
Outfront Media Capital LLC, Term Loan B, 3.0%, 2/1/2021		1,368,750	1,366,827
Pinnacle Foods Finance LLC:
Term Loan G, 3.0%, 4/29/2020		1,980	1,981
Term Loan H, 3.0%, 4/29/2020		1,636,132	1,636,811
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		917,076	913,449
SBA Senior Financial II LLC, Term Loan B1, 3.25%, 3/24/2021		727,547	727,937
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020		1,274,194	1,276,787
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020		1,310,240	1,311,058
Visteon Corp., Term Delay Draw B, 3.5%, 4/9/2021		2,205	2,209
Total Loan Participations and Assignments (Cost $16,299,541)			16,096,878

Municipal Bonds and Notes 0.1%
New York, NY, General Obligation, Series C, 5.0%, 8/1/2033 (Cost $714,054)		620,000	743,882

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $73,754)		141,000	115,620

	Shares	Value ($)

Exchange-Traded Fund 4.9%
SPDR Dow Jones REIT ETF (b) (Cost $39,719,042)	431,600	39,849,628

Securities Lending Collateral 7.6%
Daily Assets Fund "Capital Shares", 0.49% (i) (j) (Cost $62,279,358)	62,279,358	62,279,358
Cash Equivalents 0.9%
Central Cash Management Fund, 0.37% (i) (Cost $7,573,343)	7,573,343	7,573,343

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $864,926,103)†	107.3	874,136,804
Other Assets and Liabilities, Net	(7.3)	(59,307,528)
Net Assets	100.0	814,829,276

The following table represents a senior loan that is in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	233,333	233,333	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2016.

*** Current yield; not a coupon rate.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $866,881,403. At April 30, 2016, net unrealized appreciation for all securities based on tax cost was $7,255,401. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,486,445 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,231,044.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	9,378	5,542.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2016 amounted to $60,146,160, which is 7.4% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At April 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At April 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) At April 30, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Deposit)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S Treasury Note	USD	6/21/2016	82	10,665,125	(39,875)
Ultra Long U.S. Treasury Bond	USD	6/21/2016	295	50,546,406	(557,572)
Total unrealized depreciation					(597,447)

At April 30, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($) (k)	Currency	Fixed Cash Flows Received	Reference Entity	Value ($)	Unrealized Appreciation ($)
6/20/2021	16,700,000	EUR	5.0%	Markit iTraxx Europe Crossover Index Series 25, Version 1	1,706,952	40,817

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At April 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/4/2015 12/4/2045	19,000,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(2,004,426)	(1,592,126)
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(61,295)	(53,446)
12/16/2015 9/16/2020	20,600,000	Floating — 3-Month LIBOR	Fixed — 2.214%	1,067,206	1,075,619
Total net unrealized depreciation					(569,953)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2016 is 0.64%.

At April 30, 2016, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Dates	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (l)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	8,800,000[1]	5/5/2016	98,780	(1)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	13,500,000[1]	8/11/2016	259,200	(227,954)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	13,500,000[2]	7/11/2016	253,800	(382,259)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	8,800,000[1]	5/5/2016	98,780	(634,620)
Total Put Options				611,780	(1,244,833)
Total				710,560	(1,244,834)

(l) Unrealized depreciation on written options on interest rate swap contracts at April 30, 2016 was $534,274.

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

As of April 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,471,457	BRL	9,200,000	6/16/2016	166,104	Nomura International PLC
USD	2,978,664	EUR	2,600,000	6/21/2016	2,888	Morgan Stanley
USD	2,437,829	BRL	9,200,000	6/29/2016	189,436	Nomura International PLC
USD	2,421,053	BRL	9,200,000	7/8/2016	198,949	Macquarie Bank Ltd.
Total unrealized appreciation					557,377

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
MXN	87,043,200	USD	4,736,658	5/3/2016	(322,625)	BNP Paribas
ZAR	40,660,000	USD	2,467,548	5/3/2016	(388,742)	Citigroup, Inc.
BRL	9,200,000	USD	2,243,902	5/4/2016	(430,155)	Macquarie Bank Ltd.
BRL	9,200,000	USD	2,317,380	5/10/2016	(351,027)	Nomura International PLC
PHP	87,100,000	USD	1,841,438	6/6/2016	(12,636)	BNP Paribas
TWD	115,900,000	USD	3,528,158	6/8/2016	(66,442)	Nomura International PLC
BRL	9,200,000	USD	2,494,577	6/16/2016	(142,984)	Nomura International PLC
AUD	3,900,000	USD	2,958,540	6/21/2016	(847)	Macquarie Bank Ltd.
GBP	1,060,000	USD	1,513,638	7/20/2016	(35,553)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(1,751,011)

Currency Abbreviations

AUD Australian Dollar

BRL Brazilian Dollar

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

MXN Mexican Peso

PHP Philippine Peso

TWD Taiwan Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, written option contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (m)
Consumer Discretionary	$ 26,877,744	$ 15,065,153	$ 5,542	$ 41,948,439
Consumer Staples	63,559,342	5,776,930	—	69,336,272
Energy	5,684,120	29,001,995	—	34,686,115
Financials	94,400,227	22,454,062	—	116,854,289
Health Care	30,980,134	29,682,427	—	60,662,561
Industrials	28,437,461	33,073,123	0	61,510,584
Information Technology	39,547,802	12,453,906	—	52,001,708
Materials	—	38,217,486	21,905	38,239,391
Telecommunication Services	17,830,211	2,481,161	—	20,311,372
Utilities	17,384,570	—	—	17,384,570
Preferred Stocks	—	3,204,086	—	3,204,086
Warrant	—	—	1,815	1,815
Fixed Income Investments (m)
Corporate Bonds	—	125,396,093	—	125,396,093
Asset-Backed	—	4,601,946	—	4,601,946
Mortgage-Backed Securities Pass-Throughs	—	8,806,861	—	8,806,861
Commercial Mortgage-Backed Securities	—	9,278,451	—	9,278,451
Collateralized Mortgage Obligations	—	27,772,629	—	27,772,629
Government & Agency Obligations	—	54,839,373	—	54,839,373
Convertible Bond	—	—	641,540	641,540
Loan Participations and Assignments	—	16,096,878	0	16,096,878
Municipal Bonds and Notes	—	743,882	—	743,882
Preferred Security	—	115,620	—	115,620
Exchange-Traded Fund	39,849,628	—	—	39,849,628
Short-Term Investments (m)	69,852,701	—	—	69,852,701
Derivatives (n)
Credit Default Swap Contracts	—	40,817	—	40,817
Interest Rate Swap Contracts	—	1,075,619	—	1,075,619
Forward Foreign Currency Exchange Contracts	—	557,377	—	557,377
Total	$ 434,403,940	$ 440,735,875	$ 670,802	$ 875,810,617
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$ (597,447)	$ —	$ —	$ (597,447)
Interest Rate Swap Contracts	—	(1,645,572)	—	(1,645,572)
Written Options	—	(1,244,834)	—	(1,244,834)
Forward Foreign Currency Exchange Contracts	—	(1,751,011)	—	(1,751,011)
Total	$ (597,447)	$ (4,641,417)	$ —	$ (5,238,864)

There have been no transfers between fair value measurement levels during the period ended April 30, 2016.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts; credit default swap contracts; interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $795,073,402) — including $60,146,160 of securities loaned	$ 804,284,103
Investment in Daily Assets Fund (cost $62,279,358)*	62,279,358
Investment in Central Cash Management Fund (cost $7,573,343)	7,573,343
Total investments in securities, at value (cost $864,926,103)	874,136,804
Foreign currency, at value (cost $1,978,621)	1,979,253
Receivable for investments sold	778,087
Receivable for investments sold — when-issued securities	4,828,785
Receivable for Fund shares sold	109,341
Dividends receivable	1,722,368
Interest receivable	2,730,631
Receivable for variation margin on futures contracts	276,405
Unrealized appreciation on forward foreign currency exchange contracts	557,377
Foreign taxes recoverable	284,215
Other assets	62,157
Total assets	887,465,423
Liabilities
Cash overdraft	558,724
Payable upon return of securities loaned	62,279,358
Payable for investments purchased — when-issued securities	5,109,112
Payable for Fund shares redeemed	292,913
Options written, at value (premiums received $710,560)	1,244,834
Payable for variation margin on centrally cleared swaps	157,520
Unrealized depreciation on forward foreign currency exchange contracts	1,751,011
Accrued management fee	247,197
Accrued Trustees' fees	12,600
Other accrued expenses and payables	982,878
Total liabilities	72,636,147
Net assets, at value	$ 814,829,276

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	7,559,349
Net unrealized appreciation (depreciation) on: Investments	9,210,701
Swap contracts	(529,136)
Futures	(597,447)
Foreign currency	(1,153,186)
Written options	(534,274)
Accumulated net realized gain (loss)	(27,603,241)
Paid-in capital	828,476,510
Net assets, at value	$ 814,829,276
Net Asset Value
Class A Net Asset Value and redemption price per share ($596,589,444 ÷ 68,631,524 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.69
Maximum offering price per share (100 ÷ 94.25 of $8.69)	$ 9.22

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,187,919 ÷ 2,324,576 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.68
Class R6 Net Asset Value, offering and redemption price per share ($41,784 ÷ 4,821 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.67
Class S Net Asset Value, offering and redemption price per share ($190,200,584 ÷ 21,879,432 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.69
Institutional Class Net Asset Value, offering and redemption price per share ($7,809,545 ÷ 899,685 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2016 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $931)	$ 6,307,532
Dividends (net of foreign taxes withheld of $301,204)	8,180,732
Income distributions — Central Cash Management Fund	65,248
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	106,162
Total income	14,659,674
Expenses: Management fee	1,498,923
Administration fee	405,114
Services to shareholders	645,413
Distribution and service fees	806,621
Custodian fee	52,614
Professional fees	59,964
Reports to shareholders	53,430
Registration fees	33,746
Trustees' fees and expenses	17,728
Other	53,099
Total expenses before expense reductions	3,626,652
Expense reductions	(1,353)
Total expenses after expense reductions	3,625,299
Net investment income	11,034,375
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(25,383,171)
Swap contracts	(679,088)
Futures	(104,356)
Written options	969,500
Foreign currency	3,040,024
(22,157,091)
Change in net unrealized appreciation (depreciation) on: Investments	5,755,534
Swap contracts	(213,684)
Futures	193,050
Written options	(637,587)
Foreign currency	(2,743,115)
2,354,198
Net gain (loss)	(19,802,893)
Net increase (decrease) in net assets resulting from operations	$ (8,768,518)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations: Net investment income	$ 11,034,375	$ 29,719,138
Net realized gain (loss)	(22,157,091)	(273,767)
Change in net unrealized appreciation (depreciation)	2,354,198	(61,187,563)
Net increase (decrease) in net assets resulting from operations	(8,768,518)	(31,742,192)
Distributions to shareholders from: Net investment income: Class A	(9,913,363)	(27,204,672)
Class B	(840)*	(35,330)
Class C	(259,858)	(787,502)
Class R6	(380)	(407)
Class S	(3,361,913)	(9,258,100)
Institutional Class	(145,216)	(256,000)
Net realized gains: Class A	—	(52,034,815)
Class B	—	(129,932)
Class C	—	(1,914,832)
Class R6	—	(687)
Class S	—	(17,170,964)
Institutional Class	—	(219,819)
Total distributions	(13,681,570)	(109,013,060)
Fund share transactions: Proceeds from shares sold	16,029,646	41,918,796
Reinvestment of distributions	13,044,496	104,003,008
Payments for shares redeemed	(66,251,864)	(162,305,285)
Net increase (decrease) in net assets from Fund share transactions	(37,177,722)	(16,383,481)
Increase (decrease) in net assets	(59,627,810)	(157,138,733)
Net assets at beginning of period	874,457,086	1,031,595,819
Net assets at end of period (including undistributed net investment income of $7,559,349 and $10,206,544, respectively)	$ 814,829,276	$ 874,457,086

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91	$ 8.85
Income (loss) from investment operations: Net investment income[a]	.11	.29	.32	.29	.25	.14
Net realized and unrealized gain (loss)	(.19)	(.64)	.23	1.01	.60	.05
Total from investment operations	(.08)	(.35)	.55	1.30	.85	.19
Less distributions from: Net investment income	(.14)	(.37)	(.34)	(.28)	(.20)	(.13)
Net realized gains	—	(.73)	(.16)	(.27)	—	—
Total distributions	(.14)	(1.10)	(.50)	(.55)	(.20)	(.13)
Net asset value, end of period	$ 8.69	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Total Return (%)[b]	(.84)**	(3.32)	5.49	14.14	9.67	2.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	597	639	751	770	748	780
Ratio of expenses (%)	.92*	.91	.90	.90	.91	.93
Ratio of net investment income (%)	2.70*	3.09	3.10	3.00	2.67	1.58
Portfolio turnover rate (%)	95**	115	100	90	204	137
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class C	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 10.35	$ 10.29	$ 9.55	$ 8.89	$ 8.84
Income (loss) from investment operations: Net investment income[a]	.08	.22	.24	.21	.17	.07
Net realized and unrealized gain (loss)	(.19)	(.64)	.24	1.00	.62	.03
Total from investment operations	(.11)	(.42)	.48	1.21	.79	.10
Less distributions from: Net investment income	(.11)	(.30)	(.26)	(.20)	(.13)	(.05)
Net realized gains	—	(.73)	(.16)	(.27)	—	—
Total distributions	(.11)	(1.03)	(.42)	(.47)	(.13)	(.05)
Net asset value, end of period	$ 8.68	$ 8.90	$ 10.35	$ 10.29	$ 9.55	$ 8.89
Total Return (%)[b]	(1.34)**	(3.99)	4.74	13.09	8.90	1.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	27	21	17	19
Ratio of expenses (%)	1.72*	1.70	1.69	1.72	1.74	1.75
Ratio of net investment income (%)	1.90*	2.30	2.31	2.16	1.84	.76
Portfolio turnover rate (%)	95**	115	100	90	204	137
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class R6	Six Months Ended 4/30/16 (Unaudited)	Year Ended 10/31/15	Period Ended 10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 10.35	$ 10.70
Income (loss) from investment operations: Net investment income[b]	.12	.29	.05
Net realized and unrealized gain (loss)	(.18)	(.63)	(.29)
Total from investment operations	(.06)	(.34)	(.24)
Less distributions from: Net investment income	(.15)	(.40)	(.11)
Net realized gains	—	(.73)	—
Total distributions	(.15)	(1.13)	(.11)
Net asset value, end of period	$ 8.67	$ 8.88	$ 10.35
Total Return (%)	(.79)**	(3.15)	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	42	9	10
Ratio of expenses (%)	.66*	.83	.56*
Ratio of net investment income (%)	2.94*	3.15	2.83*
Portfolio turnover rate (%)	95**	115	100[c]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

Class S	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91	$ 8.85
Income (loss) from investment operations: Net investment income[a]	.12	.31	.34	.31	.27	.16
Net realized and unrealized gain (loss)	(.19)	(.64)	.23	1.01	.60	.04
Total from investment operations	(.07)	(.33)	.57	1.32	.87	.20
Less distributions from: Net investment income	(.15)	(.39)	(.36)	(.30)	(.22)	(.14)
Net realized gains	—	(.73)	(.16)	(.27)	—	—
Total distributions	(.15)	(1.12)	(.52)	(.57)	(.22)	(.14)
Net asset value, end of period	$ 8.69	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Total Return (%)	(.85)**	(3.01)	5.70	14.37	9.90	2.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190	205	249	245	236	241
Ratio of expenses (%)	.73*	.71	.69	.71	.71	.73
Ratio of net investment income (%)	2.89*	3.30	3.30	3.19	2.88	1.78
Portfolio turnover rate (%)	95**	115	100	90	204	137
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized

Institutional Class	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 10.35	$ 10.30	$ 9.56	$ 8.91	$ 8.86
Income (loss) from investment operations: Net investment income[a]	.12	.29	.35	.32	.27	.17
Net realized and unrealized gain (loss)	(.19)	(.61)	.23	1.00	.61	.04
Total from investment operations	(.07)	(.32)	.58	1.32	.88	.21
Less distributions from: Net investment income	(.15)	(.40)	(.37)	(.31)	(.23)	(.16)
Net realized gains	—	(.73)	(.16)	(.27)	—	—
Total distributions	(.15)	(1.13)	(.53)	(.58)	(.23)	(.16)
Net asset value, end of period	$ 8.68	$ 8.90	$ 10.35	$ 10.30	$ 9.56	$ 8.91
Total Return (%)	(.71)**	(3.07)	5.77	14.32	10.02	2.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	3	2	2	1
Ratio of expenses (%)	.70*	.68	.64	.65	.65	.61
Ratio of net investment income (%)	2.94*	3.15	3.34	3.25	2.94	1.90
Portfolio turnover rate (%)	95**	115	100	90	204	137
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended April 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2016, the Fund had securities on loan, which were classified as common stocks, corporate bonds and exchange-traded fund in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements As of April 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$ 31,090,613	$ —	$ —	$ —	$ 31,090,613
Corporate Bonds	20,941,595	—	—	—	20,941,595
Exchange-Traded Fund	10,247,150	—	—	—	10,247,150
Total Borrowings	$ 62,279,358	$ —	$ —	$ —	$ 62,279,358
Gross amount of recognized liabilities for securities lending transactions					$ 62,279,358

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2015, the Fund had $4,138,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $21,000,000 to $40,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $54,064,000, and the investment in credit default swap contracts sold had a total notional value of generally indicative of a range from $265,000 to $16,700,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2016, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $49,553,000 to $61,212,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $72,228,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased option contracts as of April 30, 2016. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in written option contracts had a total value generally indicative of a range from approximately $1,245,000 to $1,989,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $2,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2016, is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $16,872,000 to $112,086,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,774,000 to $49,475,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $12,045,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ —	$ 1,075,619	$ 1,075,619
Credit Contracts (a)	—	40,817	40,817
Foreign Exchange Contracts (b)	557,377	—	557,377
	$ 557,377	$ 1,116,436	$ 1,673,813

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (1,244,834)	$ —	$ (1,645,572)	$ (597,447)	$ (3,487,853)
Foreign Exchange Contracts (c)	—	(1,751,011)	—	—	(1,751,011)
	$ (1,244,834)	$ (1,751,011)	$ (1,645,572)	$ (597,447)	$ (5,238,864)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (463,890)	$ 969,500	$ —	$ (868,776)	$ (104,356)	$ (467,522)
Credit Contracts (a)	—	—	—	189,688	—	189,688
Foreign Exchange Contracts (b)	—	—	2,952,675	—	—	2,952,675
	$ (463,890)	$ 969,500	$ 2,952,675	$ (679,088)	$ (104,356)	$ 2,674,841

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 462,142	$ (637,587)	$ —	$ (1,222,902)	$ 193,050	$ (1,205,297)
Credit Contracts (a)	—	—	—	1,009,218	—	1,009,218
Foreign Exchange Contracts (b)	—	—	(2,873,452)	—	—	(2,873,452)
	$ 462,142	$ (637,587)	$ (2,873,452)	$ (213,684)	$ 193,050	$ (3,069,531)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Macquarie Bank Ltd.	$ 198,949	$ (198,949)	$ —	$ —	$ —
Morgan Stanley	2,888	—	—	—	2,888
Nomura International PLC	355,540	(355,540)	—	—	—
	$ 557,377	$ (554,489)	$ —	$ —	$ 2,888
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 35,553	$ —	$ —	$ —	$ 35,553
BNP Paribas	335,261	—	—	—	335,261
Citigroup, Inc.	771,001	—	—	(358,744)	412,257
Macquarie Bank Ltd.	431,002	(198,949)	—	(232,053)	—
Nomura International PLC	1,423,028	(355,540)	—	(1,067,488)	—
	$ 2,995,845	$ (554,489)	$ —	$ (1,658,285)	$ 783,071

(a) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended April 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $737,170,441 and $738,542,791, respectively. Purchases and sales of U.S. Treasury securities aggregated $11,667,424 and $12,338,781, respectively.

For the six months ended April 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	127,200,000	$ 2,092,360
Options expired	(63,600,000)	(969,500)
Options exercised	(19,000,000)	(412,300)
Outstanding, end of period	44,600,000	$ 710,560

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the six months ended April 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.27%
Class B	2.02%
Class C	2.02%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

In addition, effective March 1, 2016, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.68%.

For the period from November 1, 2015 through February 10, 2016, fees waived and/or expenses reimbursed for Class B were $1,353.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2016, the Administration Fee was $405,114, of which $66,810 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2016
Class A	$ 215,014	$ 110,188
Class B	1,529	538
Class C	6,354	3,330
Class R6	13	5
Class S	128,840	66,189
Institutional Class	3,788	2,094
	$ 355,538	$ 182,344

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2016
Class B	$ 368	$ —
Class C	76,608	12,445
	$ 76,976	$ 12,445

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2016	Annualized Rate
Class A	$ 704,327	$ 352,645.24%
Class B	120	15.24%
Class C	25,198	12,338.25%
	$ 729,645	$ 364,998

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2016 aggregated $13,887.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $15 and $242, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the six months ended April 30, 2016, DDI received $131 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,388, of which $8,469 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $9,029.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2016.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,258,093	$ 10,785,696	2,399,028	$ 22,646,505
Class B	—	—	73	755
Class C	171,187	1,466,944	493,745	4,673,347
Class R6	3,711	30,101	—	—
Class S	287,198	2,440,293	893,635	8,382,726
Institutional Class	148,373	1,306,612	661,332	6,215,463
		$ 16,029,646		$ 41,918,796
Shares issued to shareholders in reinvestment of distributions
Class A	1,121,435	$ 9,532,782	8,396,386	$ 76,320,139
Class B	99*	837*	17,988	164,123
Class C	29,749	252,841	286,768	2,607,164
Class R6	45	380	121	1,094
Class S	366,129	3,112,440	2,687,974	24,434,669
Institutional Class	17,116	145,216	52,642	475,819
		$ 13,044,496		$ 104,003,008
Shares redeemed
Class A	(5,403,716)	$ (46,016,204)	(11,607,691)	$ (108,450,344)
Class B	(72,391)*	(622,638)*	(136,128)	(1,279,591)
Class C	(369,143)	(3,144,423)	(906,073)	(8,402,889)
Class S	(1,784,399)	(15,239,769)	(4,567,481)	(42,916,976)
Institutional Class	(144,562)	(1,228,830)	(139,768)	(1,255,485)
		$ (66,251,864)		$ (162,305,285)
Net increase (decrease)
Class A	(3,024,188)	$ (25,697,726)	(812,277)	$ (9,483,700)
Class B	(72,292)*	(621,801)*	(118,067)	(1,114,713)
Class C	(168,207)	(1,424,638)	(125,560)	(1,122,378)
Class R6	3,756	30,481	121	1,094
Class S	(1,131,072)	(9,687,036)	(985,872)	(10,099,581)
Institutional Class	20,927	222,998	574,206	5,435,797
		$ (37,177,722)		$ (16,383,481)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2015 to April 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 991.60	$ 986.60	$ 992.10	$ 991.50	$ 992.90
Expenses Paid per $1,000*	$ 4.56	$ 8.50	$ 3.27	$ 3.61	$ 3.47
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,020.29	$ 1,016.31	$ 1,021.64	$ 1,021.23	$ 1,021.38
Expenses Paid per $1,000*	$ 4.62	$ 8.62	$ 3.32	$ 3.67	$ 3.52

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Income Builder Fund	.92%	1.72%	.66%	.73%	.70%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Income Builder Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2016